First Community Corporation

Jim Leventis
Chairman of the Board

Mike Crapps
President and CEO

Come See the Difference

Our Vision

- To be the premier community bank in the markets we serve.
- Markets as communities and neighborhoods that have a local identity.
- Our vision is best realized through daily interactions between our employees and customers.
- High expectations, grounded in the things we know we can trust.
- "The Difference"
  - + Full range of financial products
  - + Keen interest in the community
  - + A warm smile from someone you know

Highlights

- Founded in 1995
- Total Assets of $467.5 million (12/31/05)
- Strong base of core deposits with a low cost of funds
- Solid loan growth with excellent credit quality
- Listed on NASDAQ Small Cap (FCCO)
- Maintained "Well Capitalized" status
- Eleven banking office locations
- SC Chamber of Commerce ranked FCCO 5th fastest growing business in SC

Come See the Difference



Greenville
Cherokee
York
Spartanburg
Pickens
Oconee
Union
Chester
Chesterfield
Lancaster
Marlboro
Anderson
Laurens
Fairfield
Kershaw
Darlington
Dillon
Newberry
Lee
Marion
Abbeville
Greenwood
Florence
Saluda
Lexington
Richland
Sumter
Horry
McCormick
Edgefield
Calhoun
Clarendon
Williamsburg
Aiken
Georgetown
Orangeburg
Barnwell
Bamberg
Dorchester
Berkeley
Allendale
Colleton
Hampton
Charleston
Beaufort
Jasper
26
85
77
385
26
95
20
126
526

Banking Office Locations


YAHOO!
Newberry
Prosperity
Chapin
Irmo
Northeast
W Columbia
Forest Acres
Gilbert
Red Bank
Camden
Dentsville
Columbia
Cayce
Lake Murray
Monticello Rd
Camp Ground Rd
Winnsboro Rd
Wilson Blvd
Ridgeway Rd
Jefferson Davis Hwy
John G Richards Rd
Kershaw Hwy
W Dekalb St
Bishopville
Kelly Mill Rd
Clemson Rd
Rabon Rd
Chapin Rd
Dutch Fork Rd
Sunset Blvd
Augusta Hwy
Norfolk Southern
Garners Ferry Rd
Bluff Rd
Camden Hwy
N Kings Hwy
Sumter Hwy
Leesburg Rd
10 km
5 mi
©2005 Yahoo! Inc
©2005 NAVTEQ

Our Timeline

June 1995
Initial Capitalization Completed
$6.9 Million Raised
700 Initial Shareholders

August 1995
Lexington Banking office opened

September 1995
Forest Acres Banking office opened

November 1996
Achieved Profitability
15th Month of Operation

June 1998
Secondary Offering Completed
$6.6 Million Raised
Underwritten by Edgar Norris
Purpose: Open 3 offices in 24 months

Our Timeline *(cont.)*

March 1999
Irmo Banking office opened

November 1999
Cayce-West Columbia Banking office opened

March 2000
Gilbert Banking office opened

February 2001
Chapin Banking office opened

May 2001
Declared 5% Stock Dividend

January 2002
Declared 5-for-4 Stock Split

Our Timeline *(cont.)*

April 2002
Began Payment of Quarterly Cash Dividends

January 2003
Began Trading on NASDAQ Small Cap Market

April 2004
Northeast Columbia Banking office opened

October 2004
Merger with Newberry Federal Savings Bank Completed

February 2005
Red Bank Banking office opened

December 2005
Announced Intent to Acquire DeKalb Bankshares

First Community Corporation

Midlands Market

Come See the Difference

Midlands Area Market – Points of Interest



- Ranked 16th in the nation in mid-sized cities as the best place to live and work *(Employment Review Magazine)*
- In 2004, noted among the Top 30 Livable Communities as compiled by *Partners for Livable Communities*
- Ranked 12th in America's top 50 cities for Business Opportunities *(Expansion Management Magazine)*

Market Data – statistics

Total Columbia MSA Population 647,158 *(2003 Census)*

- Population Growth *(projected 2010)*

Lexington County	7.3%
Richland County	5.3%
Newberry County	3.7%
Kershaw County	5.4%

- Median Household Income Growth *(2004-2009 projected)*

Lexington County	11.1%
Richland County	11.9%
Newberry County	8.0%
Kershaw County	N/A

- Unemployment Rate *(2005)*

Lexington County	4.7%
Richland County	5.6%
Newberry County	6.5%
Kershaw County	6.6%

Market Data – other factors

- Columbia, the state capital, is part of this market
- Lexington area ranked #1 in SC in population growth and considered to be fastest growing area in SC
- Diversified Economic Base
- Strong Vibrant Economy

Midlands Banking Market

(Richland, Lexington and Newberry Counties)



400000
350000
300000
250000
200000
150000
100000
50000
0
$156,417
$182,539
$201,919
$339,608
2.15%
2.37%
2.45%
3.45%
2002
2003
2004
2005

Total Market Deposits are $9.8 Billion with $2.1 Billion in Growth (27.7%) since June 2003.

percentage of market share

First Community Corporation

Financial Highlights

Come See the Difference



Total Assets
(in thousands)
500,000
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
$156,555
$195,201
$215,029
$455,706
$467,505
2001
2002
2003
2004
2005


Deposits
(in thousands)
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
$134,402
$168,062
$185,258
$337,064
$349,604
2001
2002
2003
2004
2005

Deposit Information

12/31/04 Core Deposits	12/31/05 Core Deposits	2005 Growth
$287,094	$297,835	$10,741 (3.7%)

Non Interest Bearing Deposits/Total Deposits	16.40%

	9/30/05	9/30/05 OCC UBPR Peer
Interest Expense/Average Assets	1.54	1.79
Total Interest Bearing Deposits	1.84	2.13
Transaction Accounts	0.31	0.90
Savings Deposits	0.97	1.32
Time Deposits over $100M	2.99	3.05
Other Time Deposits	2.59	2.89

Loans
(in thousands)


250,000
200,000
150,000
100,000
50,000
0
$87,519
$99,991
$121,009
$186,771
$221,654
2001
2002
2003
2004
2005

Loan Composition

(December 31, 2005)



9.3%
4.0%
10.0%
16.8%
9.0%
50.9%
Comml Non RE
Comml RE
Const & Dev
Consumer RE
Home Equity
Cons Non RE

Loan Portfolio Highlights

- 2005 Loan Growth of $34.9 million (18.7%)
- Loan Loss Reserve Ratio is 1.21%
- Past Due Ratio History *(30 days or more)*

December 31, 2005	.18%
(Peer Group – 0.73%)	
December 31, 2004	.26%
December 31, 2003	.17%
December 31, 2002	.35%
December 31, 2001	.48%

- Non-Performing Assets - $554,000

  (.12% vs Peer Group of .42%)

Net Charge-Off Ratio


0.40%
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
-0.05%
0.35%
0.16%
-0.01%
0.13%
0.19%
2001
2002
2003
2004
2005

Investment Portfolio Highlights

- Decreased from 43.0% of total assets at 12/31/04 to 37.8% at 12/31/05
- Structured to provide cash flow to fund loan growth
- Modified duration of 2.83 years
- FTE Yield in December 2005 of 4.49%

Net Interest Margin



4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
4.19%
4.26%
4.02%
3.82%
3.44%
2001
2002
2003
2004
2005



Net Income
(in thousands)
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$1,104
$1,464
$1,797
$2,185
$3,093
2001
2002
2003
2004
2005

Net Income Per Quarter

(Past Four Quarters)



900
800
700
600
500
400
300
200
100
0
780
707
752
854
1st Qtr 2005
2nd Qtr 2005
3rd Qtr 2005
4th Qtr 2005



Diluted Net Income Per Share
1.20
1.00
0.80
0.60
0.40
0.20
0.00
$0.68
$0.90
$1.08
$1.09
$1.04
2001
2002
2003
2004
2005

First Community Corporation

Stock Information

Come See the Difference

Stock Information

As of December 31, 2005
(Based on $18.50 per share)

Trading Symbol	FCCO
Market Listing	NASDAQ Small Cap
Price to LTM EPS	17.8X
Price to Book	1.04X
Price to Tangible Book	2.22X
Quarterly Dividends per Share	$.05
Dividend Yield	1.08%
Number of Shareholders (est.)	2,600
Shares Outstanding	2,848,627
Market Capitalization	$52.7MM

First Community Corporation

2006

and

Beyond

Come See the Difference

Continued Focus on Quality Organic Loan Growth

- Since October 2004 (merger with Dutchfork), loan/deposit ratio has increased from 54% to 63%.
- Continued loan growth will drive earnings accretion with yield pick-up from investment portfolio to loan portfolio.
- Additional commercial bankers to be hired into existing banking offices.

Passionate Focus on Core Deposit Growth

- We have a competitive edge since we do not rely on high cost, rate sensitive funding to support our balance sheet
- Courier Service
- Online Banking / Free Bill Pay
- Cash Management Accounts
- New Marketing campaign focused on deposit opportunities
- Teams exploring new initiatives

Successful integration of DeKalb Bankshares (holding company for The Bank of Camden)

- One banking office in Camden
- Fast-growing contiguous market to Richland County
- Same media market
- $45.3 million in total assets
- $29.3 million in total deposits
- $29.4 million in total loans

DeKalb Bankshares *(cont.)*

- **On a Proforma basis:**
  - **Pushes us above $500 million in total assets**
  - **DeKalb's 100% loan to deposit ratio provides a nice boost to our goal of increasing our loan to deposit ratio**
  - **Our funding/liquidity removes some constraints that have limited The Bank of Camden**
  - **Larger legal lending limit will also boost loan growth in Camden**
  - **Cost savings estimated to be 33%**
  - **Price to book 1.815:1**
  - **Consideration of $15.50 per share to be paid 25% in cash and 75% in stock**
  - **Immediate GAAP EPS impact is break even and it will be accretive in second year**

The Story Behind the Numbers

Customer Service Culture

Credit Culture

Infrastructure Developed:
- *Organizational growth*
- *Management depth*
- *Training*
- *Risk management*

Strong commitment to planning and execution

Aggressive yet disciplined growth strategy

Strong & growing communities

Employee Culture

First Community Corporation

SAFE HARBOR STATEMENT – INCLUDING ALL DOCUMENTS INCORPORATED HEREIN BY REFERENCE, CONTAINS FORWARD-LOOKING STATEMENTS. ADDITIONAL WRITTEN OR ORAL FORWARD-LOOKING STATEMENTS MAY BE MADE BY THE COMPANY FROM TIME TO TIME IN FILINGS WITH THE SECURITIES & EXCHANGE COMMISSION OR OTHERWISE. THE WORDS "BELIEVE," "EXPECT," "SEEK," AND "INTEND" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE THE STATEMENT IS MADE. SUCH FORWARD-LOOKING STATEMENTS ARE WITHIN THE MEANING OF THAT TERM IN SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, & SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. SUCH STATEMENTS MAY INCLUDE, BUT ARE NOT LIMITED TO, PROJECTIONS OF INCOME OR LOSS, EXPENDITURES, ACQUISITIONS, PLANS FOR FUTURE OPERATIONS, FINANCING NEEDS OR PLANS RELATING TO SERVICES OF THE COMPANY, AS WELL AS ASSUMPTIONS RELATING TO THE FOREGOING. FORWARD-LOOKING STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES, SOME OF WHICH CANNOT BE PREDICTED OR QUANTIFIED. FUTURE EVENTS AND ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE SET FORTH IN, CONTEMPLATED BY OR UNDERLYING THE FORWARD-LOOKING STATEMENTS. A DISCUSSION OF FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN FORWARD-LOOKING STATEMENTS IS INCLUDED IN FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

Come See the Difference

First Community Corporation

Come See the Difference